                                                                    Exhibit 10.2

William Lyon Homes, Inc.
Loan No. 906-0100


AGREEMENT FOR FIRST MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

        This Agreement for First Modification of Deeds of Trust and Other Loan Instruments (this "First Modification") is made as of June 8, 2001 by and between WILLIAM LYON HOMES, INC., a California corporation ("Borrower") and GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (formerly known as "Guaranty Federal Bank, F.S.B.") ("Lender"), with reference to the following facts:

        A. Borrower and Lender entered into a Master Loan Agreement (the "Loan Agreement") dated August 31, 2000, which provides for a loan of FIFTY-FIVE MILLION DOLLARS ($55,000,000.00) (the "Loan") to Borrower on the terms and conditions specified therein. The Loan is evidenced and secured by a revolving promissory note and other loan instruments (collectively, the "Loan Instruments"). Upon full execution, this First Modification shall constitute one of the Loan Instruments. All defined terms used in this First Modification shall have the meanings ascribed to them in the Loan Agreement unless the context requires otherwise.

        B. At Borrower's request, Lender has agreed to modify one or more of the Loan Instruments, as herein provided.

        NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the parties hereby agree as follows:

        1. Modifications. The Loan Instruments specified in Exhibit "A" attached hereto and incorporated herein by this reference are modified as set forth therein, effective upon timely satisfaction of the conditions set forth in
Section 2 below. As used in this First Modification and the attached Exhibit "A," the term "Deeds of Trust" refers to the Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) (1) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Bernardino County, California on September 27, 2000, as Instrument No. 349879; (2) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on September 27, 2000, as Instrument No. 2000-0515520; (3) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego, California on September 27, 2000 as Instrument No. 2000-0515518; (4) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on September 27, 2000, as Instrument No. 2000-0509250; (5) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Riverside County, California on September 27, 2000, as Instrument No. 379473; (6) dated August 31, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on September 27, 2000, as Instrument No. 2000-0736812; (7) dated October 5, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on October 6, 2000, as Instrument No. 2000-0539378; (8) dated October 17, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on October 26, 2000, as Instrument No. 2000-0575563; (9) dated October 19, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on October 23, 2000, as Instrument No. 2000-0809955 (re-recorded in the Official Records of Maricopa County, Arizona on November 17, 2000, as Instrument No. 2000-0881909); (10) dated October 25, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on October 31, 2000, as Instrument No. 2000-0838151; (11) dated November 7, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on November 13, 2000, as Instrument No. 2000-0869149;
(12) dated November 15, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on November 23, 2000, as Instrument No. 2000-00137389; (13) dated November 22, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on November 30, 2000, as Instrument No. 2000-0917551;
(14) dated December 6, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on December 14, 2000, as Instrument No. 2000-0677860; (15) dated December 15, 2000 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on December 28, 2000, as Instrument No. 2000-0993074;
(16) dated January 2, 2001 executed by Borrower for the benefit of Lender and recorded in the


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Official Records of San Diego, County on January 8, 2001, as Instrument No.
2001-0011691; (17) dated January 26, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on January 31, 2001, as Instrument No. 2001-0074131; (18) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Diego County, California on March 9, 2001, as Instrument No. 2001-0138486; (19) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on February 28, 2001, as Instrument No. 2001-0153254; (20) dated February 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on February 28, 2001, as Instrument No. 2001-01027861; (21) dated March 13, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on March 29, 2001, as Instrument No. 2001-0183692; (22) dated March 16, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on March 23, 2001, as Instrument No. 2001-01040420; (23) dated March 21, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on March 30, 2001, as Instrument No. 2001-0256951; (24) dated April 11, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of San Joaquin County, California on April 13, 2001, as Instrument No. 2001-01054052; (25) dated April 24, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on April 30, 2001, as Instrument No. 2001-0353521; (26) dated May 17, 2001 executed by
Borrower for the benefit of Lender and recorded in the Official Records of Maricopa County, Arizona on May 31, 2001, as Instrument 2001-0468480; and (27) dated May 17, 2001 executed by Borrower for the benefit of Lender and recorded in the Official Records of Orange County, California on May 30, 2001, as Instrument No. 2001-0353890.

        2. Conditions. The modifications of Section 1 above shall take effect only upon Borrower's satisfaction, at its expense, of all of the following conditions not later than the date of this First Modification:

            (a) if required by Lender, delivery to Lender of one or more endorsements to the Title Policy (whether one or more) insuring the lien of the Deeds of Trust as may be required by Lender, all in form and of content acceptable to Lender, insuring that, except as set forth in this First Modification, the priority of such lien is unaffected by the modifications set forth herein and that the Title Policy insuring the Deeds of Trust remains in full force and effect in the full amount of the Loan;

            (b) if required by Lender, delivery to Lender of one or more duly executed recordable memorandums of this First Modification (collectively, the "First Memorandum");

            (c) satisfaction of such other conditions as may be set forth on Exhibit "B" attached hereto and incorporated herein by this reference, if any; and

            (d) if the Loan has been guarantied (or indemnities given) or if there are junior liens encumbering the property which is encumbered by the Deeds of Trust, delivery to Lender of duly executed consents to the modifications set forth in this First Modification by the guarantor(s) and/or junior lienors, as applicable, as may be set forth in Exhibit "C" attached hereto or as may be attached to the First Memorandum, each incorporated herein by this reference.

        3. Representations and Warranties. Borrower hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Instruments; and all representations and warranties herein and in the other Loan Instruments are true and correct, which representations and warranties shall survive execution of this First Modification. All parties who execute this First Modification and any other documents required hereunder on behalf of Borrower represent and warrant that they have full power and authority to execute and deliver such documents, and that all such documents are enforceable in accordance with their terms. As of the date of this First Modification, Borrower hereby acknowledges and agrees that it has no defenses, offsets or claims against Lender or the enforcement of the Loan Instruments and that Lender has not waived any of its rights or remedies under any such documents.

        4. No Impairment. Except as expressly provided herein, nothing in this First Modification shall alter or affect any provision, condition or covenant contained in the Loan Instruments or affect or impair any of Lender's rights, powers or remedies thereunder. It is the intent of the parties hereto that the provisions of the Loan Instruments shall continue in full force and effect except as expressly modified hereby.


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

        5. Miscellaneous. This First Modification and the other Loan Instruments shall be governed by and interpreted in accordance with the laws of the State of California, except as they may be preempted by federal law. In any action brought or arising out of this First Modification or the Loan Instruments, Borrower, and, if applicable, the general partners, members and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this First Modification are for convenience only and shall be disregarded in interpreting the substantive provisions of this First Modification. Time is of the essence of each term of the Loan Instruments, including this First Modification. If any provision of this First Modification or any of the other Loan Instruments shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This First Modification may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same First Modification.

        6. Integration; Interpretation. The Loan Instruments, including this First Modification, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Instruments shall not be modified except by written instrument executed by all parties. Any references to the Loan Instruments in any of the Loan Instruments includes this First Modification and any amendments, renewals or extensions approved by Lender hereunder.

        IN WITNESS WHEREOF, this Agreement for First Modification of Deeds of Trust and Other Loan Instruments is executed as of the date first hereinabove written.


LENDER:                            GUARANTY BANK,
                                   a federal savings bank organized and existing under the laws of the United States


                                   By:        /s/ Jon M. Larson
                                            ------------------------------------
                                   Name:    Jon M. Larson
                                   Title:   Vice President


BORROWER:                          WILLIAM LYON HOMES, INC.,
                                   a California corporation


                                   By:        /s/ Michael D. Grubbs
                                            ------------------------------------
                                   Name:    Michael D. Grubbs
                                   Title:   Senior Vice President and
                                            Chief Financial Officer


                                   By:        /s/ Richard S. Robinson
                                            ------------------------------------
                                   Name:    Richard S. Robinson
                                   Title:   Senior Vice President


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

William Lyon Homes, Inc.
Loan No. 906-0100


                                   EXHIBIT "A"
  AGREEMENT FOR FIRST MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS
                                 (Modifications)

LOAN INSTRUMENT MODIFIED                    MODIFICATION

1.      Revolving Promissory Note         (i)   The Note is hereby amended and
                                                restated in the form of the
                                                attached Exhibit "A-1".

2.      Master Loan Agreement             (i)   The introductory paragraph is
                                                hereby modified to provide that
                                                the Loan shall be in the
                                                principal amount of SIXTY-FIVE
                                                MILLION DOLLARS ($65,000,000.00)
                                                and all references in the Loan
                                                Agreement to the principal
                                                amount of the Loan shall be
                                                deemed to refer to such amount.

                                          (ii)  Paragraph 2.1(a). Paragraph
                                                2.1(a) is hereby amended to
                                                refer to the Amended and
                                                Restated Promissory Note in the
                                                principal amount of SIXTY-FIVE
                                                MILLION DOLLARS
                                                ($65,000,000.00), in the form of
                                                the attached Exhibit "A-1".

                                          (iii) Paragraph 8. The following is
                                                hereby added to Paragraph 8 of
                                                the Loan Agreement:

                                                Notwithstanding the foregoing
                                                provisions of this Paragraph 8,
                                                the aggregate amount of Loan
                                                Allocations for Properties
                                                included in the Borrowing Base
                                                may exceed the Loan Amount;
                                                provided, however, (i) in no
                                                event shall such aggregate
                                                amount of Loan Allocations
                                                exceed an amount equal to
                                                NINETY-THREE MILLION DOLLARS
                                                ($93,000,000.00) at any time,
                                                and (ii) in no event shall the
                                                outstanding principal balance of
                                                the Loan exceed the Loan Amount.

3.      Exhibit "A" to Loan Agreement     (i)   Paragraph 4 - Lot/Residence
                                                Limitation. Paragraph 4(i) is
                                                hereby amended and restated to
                                                read in full as follows:

                                                A.   Residences. Maximum number
                                                     of Residences at any one
                                                     time in all Approved
                                                     Subdivisions: Five Hundred
                                                     (500).

                                          (ii)  Paragraph 16 -- Additional Loan
                                                Covenants. Subsection D is
                                                hereby deleted in its entirety
                                                and Subsections B, C and G are
                                                hereby amended and restated in
                                                their entirety to read in full
                                                as follows:

                                                B.   Guarantor covenants and
                                                     agrees that the Tangible
                                                     Net Worth of Guarantor, at
                                                     all times shall be not less
                                                     than NINETY MILLION DOLLARS
                                                     ($90,000,000.00), adjusted
                                                     upwards quarterly by fifty
                                                     percent

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                                                     (50%) of Guarantor's net
                                                     income earned in the prior
                                                     quarter commencing after
                                                     March 31, 2001.

                                                C.   Guarantor covenants and
                                                     agrees to at all times
                                                     maintain a ratio to total
                                                     liabilities to Tangible Net
                                                     Worth in a ratio less than
                                                     3.25 to 1.

                                                G.   Guarantor covenants and
                                                     agrees to at all times
                                                     maintain a limitation on
                                                     investments in joint
                                                     ventures to sixty-five
                                                     percent (65%) of
                                                     Guarantor's Tangible Net
                                                     Worth.

4.      Deeds of Trust                    (i)   Section 1.1 of the Deeds of
                                                Trust is hereby modified to
                                                provide that the reference
                                                therein to the "Note" shall
                                                refer to that certain Amended
                                                and Restated Revolving
                                                Promissory Note dated June 8,
                                                2001, executed by Trustor in
                                                favor of Beneficiary in the
                                                stated principal amount of
                                                SIXTY-FIVE MILLION DOLLARS
                                                ($65,000,000.00). All other
                                                provisions of Section 1.1 shall
                                                remain the same.

5.      Other Loan Instruments            (i)   All references to the Loan in
                                                all of the Loan Instruments and
                                                in any other instruments or
                                                agreements evidencing or
                                                securing the Loan which are not
                                                expressly referenced as modified
                                                under this First Modification,
                                                shall be deemed to refer to the
                                                principal amount of SIXTY-FIVE
                                                MILLION DOLLARS
                                                ($65,000,000.00), and all
                                                references to the Note therein
                                                shall be deemed to refer to the
                                                Amended and Restated Revolving
                                                Promissory Note dated June 8,
                                                2001, executed by Borrower in
                                                favor of Lender in the stated
                                                principal amount of SIXTY-FIVE
                                                MILLION DOLLARS
                                                ($65,000,000.00).


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William Lyon Homes, Inc.
Loan No. 906-0100


                                  EXHIBIT "A-1"
  AGREEMENT FOR FIRST MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS
                       (Form of Amended and Restated Note)

                 AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$65,000,000.00                                                      June 8, 2001

        FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promise to pay to the order of GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (formerly known as "Guaranty Federal Bank, F.S.B."), at its principal offices at 8333 Douglas Avenue, Dallas, Texas 75225, or at such other place as the holder hereof may from time to time designate, the principal sum of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00), or so much thereof as may be disbursed, with interest on the maximum principal balance from time to time remaining unpaid prior to default or maturity at the rate hereinafter provided, interest only being payable on the first day of each month commencing July 1, 2001, and continuing until and including the Maturity Date (defined below), when the unpaid principal balance of this Amended and Restated Revolving Promissory Note (this "Note"), together with all accrued and unpaid interest, shall be due and payable. The "Maturity Date" shall be the date which is the Required Release Date for the final Residence or Lot located in the final Approved Subdivision whose construction was financed with proceeds of the Loan pursuant to the Loan Agreement (as defined below). All defined terms used in this Note shall have the meanings ascribed to them in the Loan Agreement unless otherwise indicated in this Note.

        Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of the Loan Agreement, provided that the outstanding principal balance of this Note shall at no time exceed the principal amount stated above, and Borrower shall have no right to borrow or reborrow amounts under this Note for the construction of Residences for which no prior Disbursements have been made under the Loan Agreement from and after June 14, 2002 (the "Facility Expiration Date"), subject to renewal as provided under the Loan Agreement. The unpaid principal balance of this obligation at any time shall be the total amounts disbursed hereunder by the holder hereof less the amount of principal payments made hereon by or for Borrower, which principal balance may be endorsed hereon from time to time by the holder.

        Disbursements hereunder, to the total amount of the principal sum stated above, may be made by the holder at the written request of Borrower or at the written request of those authorized by Borrower to request Disbursements and direct the disposition of any such Disbursements until written notice of the revocation of such authority is received by the holder at the office designated above. Any such Disbursements shall be conclusively presumed to have been made to or for the benefit of Borrower when the holder believes in good faith that such requests and directions have been made by authorized persons or when said Disbursements are deposited to the credit of any account of Borrower with the holder, regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account.

        As herein provided, the unpaid Principal Amount (hereafter defined) of this Note (or portions thereof) from time to time outstanding shall bear interest prior to the Maturity Date at a varying rate of interest per annum equal to, at Borrower's option, (i) the Base Interest Rate (hereafter defined) or (ii) the applicable Euro-Dollar Base Rate (hereafter defined) (as elected in the manner specified in this Note), provided that in no event shall the Applicable Rate (hereafter defined) exceed the Maximum Rate (hereafter defined). Notwithstanding the foregoing, if at any time the Applicable Rate exceeds the Maximum Rate, the rate of interest payable under this Note shall be limited to the Maximum Rate, but any subsequent reductions in the Base Interest Rate or the Euro-Dollar Base Rate, as the case may be, shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. Interest on this Note, shall be calculated at a daily rate equal to 1/360 of the annual percentage rate stated above, subject to the provisions hereof specifying the maximum amount of interest which may be charged or collected hereunder.


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

        As used in this Note, the following terms shall have the meanings indicated opposite them:

        "Additional Costs": As defined below in this Note.

        "Applicable Rate": The Base Interest Rate (as to that portion of Principal Amount bearing interest at the Base Interest Rate) and the Euro-Dollar Base Rate (as to each Euro-Dollar Amount) as elected in the manner specified in this Note.

        "Assessments": Any impositions or assessments imposed on Lender with respect to any Euro-Dollar Amount for insurance or other fees, assessments and/or surcharges.

        "Base Interest Rate": The Base Rate plus the Base Rate Spread, expressed as a per annum rate of interest.

         "Base Rate": The base rate announced or published from time to time by Guaranty Federal Bank, F.S.B., which rate may not be the lowest rate charged by Guaranty Federal Bank, F.S.B.; it being understood and agreed that the Base Rate shall increase or decrease, as the case may be, from time to time as of the effective date of each change in such rate, and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general.

        "Base Rate Spread": The percentage rate to be added to the Base Rate to determine the Base Interest Rate, calculated as follows, and effective on the first (1st) day of the month following Lender's receipt of Borrower's quarterly Financial Statement pursuant to the Loan Agreement, which receipt shall be not later than fifteen (15) days prior to an applicable change to the Base Rate Spread, keyed to Borrower's then ratio of total liabilities to Tangible Net
Worth:

                           Ratio of Total Liabilities         Base Rate
                           To Tangible Net Worth              Spread
                           --------------------------         ---------
                           3.25 -- 3.00 to 1                  0.10%
                           2.99 -- 2.50 to 1                  0.00%
                           2.49 -- 2.00 to 1                  0.00%

        "Default Rate": As defined below in this Note.

        "Euro-Dollar Amount": Each portion of the Principal Amount bearing interest at the applicable Euro-Dollar Base Rate pursuant to a Euro-Dollar Rate Request. There shall be no more than three (3) portions of the Principal Amount bearing interest at an applicable Euro-Dollar Base Rate outstanding at any time.

        "Euro-Dollar Business Day": Any day on which commercial banks are open for domestic and international business (including dealings in U.S. Dollar deposits) in New York City and Dallas, Texas.

        "Euro-Dollar Rate Request": Borrower's telephonic notice (to be promptly confirmed in a written notice which must be received by Lender before such Euro-Dollar Rate Request will be put into effect by Lender), to be received by Lender by twelve o'clock noon (Dallas, Texas time) three (3) Euro-Dollar Business Days prior to the last day of the relevant Interest Period specified in the Euro-Dollar Rate Request for the commencement of the Interest Period, of (a) its intention to have (1) all or any portion of the Principal Amount which is not then the subject of an Interest Period (other than an Interest Period which is terminating on such Euro-Dollar Business Day), and/or (2) all or any portion of any Disbursement of Loan proceeds which is to be made on such Euro-Dollar Business Day, bear interest at the Euro-Dollar Base Rate and (b) the Interest Period desired by Borrower in respect to the amount specified. There shall be no more than three (3) such requests for an election outstanding at any time.

        "Euro-Dollar Rate Request Amount": The amount, to be specified by Borrower in each Euro-Dollar Rate Request and stated in increments of FIFTY THOUSAND DOLLARS ($50,000.00), which Borrower desires to bear interest at the Euro-Dollar Base Rate; provided, however, in no event shall any such amount be less than FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) in each instance.


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

        "Euro-Dollar Reference Source": The display for Euro-Dollar rates provided on The Bloomberg (a data service), viewed by accessing Page One (1) of the global deposits segment of money market rates (or such other page as may replace Page One (1) for the purposes of displaying Euro-Dollar rates); or, at the option of Lender the display for Euro-Dollar rates on such other service selected from time to time by Lender and determined by Lender to be comparable to The Bloomberg, which other service may include Reuters Monitor Money Rates Service.

        "Euro-Dollar Base Rate": With respect to any Euro-Dollar Amount, the rate per annum (expressed as a percentage) determined by Lender to be equal to the sum of (a) the quotient of the Euro-Dollar Rate for the applicable Euro-Dollar Amount and the applicable Interest Period, divided by (1 minus the applicable Reserve Requirement), rounded up to the nearest 1/100 of 1%, plus (b) the applicable Assessments, plus (c) a percentage rate calculated as follows, and effective on the first (1st) day of the month following Lender's receipt of Borrower's quarterly Financial Statement pursuant to the Loan Agreement, which receipt shall be not later than fifteen (15) days prior to an applicable change to the Euro-Dollar Base Rate, keyed to Borrower's then ratio of total liabilities to Tangible Net Worth:

                           Rate of Total Liabilities
                           To Tangible Net Worth              Rate
                           -------------------------          -----
                           3.25 -- 3.00 to 1                  2.60%
                           2.99 -- 2.50 to 1                  2.50%
                           2.49 -- 2.00 to 1                  2.40%

        "Euro-Dollar Rate": The rate determined by Lender (rounded upward, if necessary, to the nearest 1/16 of 1%) equal to the offered rate (and not the bid rate) for deposits in U.S. Dollars of amounts comparable to the Euro-Dollar Rate Request Amount for the same period of time as the Interest Period selected by Borrower in the Euro-Dollar Rate Request, as set forth on the Euro-Dollar Reference Source at approximately 10:00 a.m. (Dallas, Texas time) on the first day of the applicable Interest Period.

        "Interest Period": The period during which interest at the Euro-Dollar Base Rate, determined as provided in this Note, shall be applicable to the applicable Euro-Dollar Rate Request Amount; provided however, that each such period shall be either twenty-four (24) hours (i.e., daily) or thirty (30), sixty (60), ninety (90), one hundred eighty (180) or three hundred sixty (360) days (30 day increments), which shall be measured from the date specified by Borrower in each Euro-Dollar Rate Request for the commencement of the computation of interest at the Euro-Dollar Base Rate, to the numerically corresponding day in the calendar month in which such period terminates (or, if there be no numerical correspondent in such month, or if the date selected by Borrower for such commencement is the last Euro-Dollar Business Day of a calendar month, then the last Euro-Dollar Business Day of the calendar month in which such period terminates, or, if the numerically corresponding day is not a Euro-Dollar Business Day then the next succeeding Euro-Dollar Business Day, unless such next succeeding Euro-Business Day enters a new calendar month, in which case such period shall end on the next preceding Euro-Dollar Business
Day); and in no event shall any such period be elected which extends beyond the Maturity Date.

        "Loan": The SIXTY-FIVE MILLION DOLLAR ($65,000,000.00) loan evidenced hereby.

        "Maturity Date": Is defined in the first paragraph of this Note and is the date on which this Note becomes due and payable in its entirety, unless extended pursuant to the terms of the Loan Agreement.

        "Maximum Rate": The lesser of (i) the maximum interest rate permitted under applicable law, or (ii) the per annum rate of thirty percent (30%).

        "Principal Amount": That portion of the Loan evidenced hereby as is from time to time outstanding.

        "Regulation D": Regulation D of the Board of Governors of the Federal Reserve System, as from time to time amended or supplemented.

        "Regulation": With respect to the charging and collecting of interest at the Euro-Dollar Base Rate, any United States federal, state or foreign laws, treaties, rules or regulations whether now in effect or hereinafter enacted or promulgated (including Regulation D) or any interpretations, directives or requests applying to a class of depository institutions including Payee or Lender under any United State federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof excluding any change the effect of which is determined by Lender to be reflected in a change in the Euro-Dollar Base Rate.

        "Reserve Requirement": The average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion U.S. Dollars against "Eurocurrency Liability", as such quoted term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any regulatory change against (a) any category of liability which includes deposits by reference to which the Euro-Dollar Rate is to be determined as provided in this Note, or (b) any category of extensions of credit or other assets which includes loans the interest rate on which is determined on the basis of rates referred to in the definition of "Euro-Dollar Rate" set forth above.

        If Borrower desires the application of the Euro-Dollar Base Rate, it shall submit a Euro-Dollar Rate Request to Lender. Such Euro-Dollar Rate Request shall specify the Interest Period and the Euro-Dollar Amount and shall be irrevocable, subject to Lender's right to convert the rate of interest payable hereunder with respect to any Euro-Dollar Amount from the Euro-Dollar Base Rate to the Base Interest Rate as hereinafter provided. In the event that Borrower fails to submit a Euro-Dollar Rate Request with respect to an existing Euro-Dollar Amount not later than twelve o'clock noon (New York time) three (3) Euro-Dollar Business Days prior to the last day of the relevant Interest Period, then the applicable Euro-Dollar Amount shall bear interest, commencing at the end of such Interest Period, at the Base Interest Rate.

        In no event shall Borrower have the right to have more than three (3) Interest Periods involving Euro-Dollar Amounts in effect at any one time, whether or not any portion of the Loan is then bearing interest at the Base Interest Rate.

        Any portion of the Principal Amount to which the Euro-Dollar Base Rate is not (or cannot pursuant to the terms hereof be) applicable shall bear interest at the Base Interest Rate.

        Borrower shall pay to Lender, promptly upon demand, such amounts as are necessary to compensate Lender for additional costs ("Additional Costs") resulting from any Regulation which (i) subjects Lender to any tax, duty or other charge with respect to the Loan or this Note, or changes the basis of taxation of any amounts payable to Lender under the Loan or this Note (other than taxes imposed on the overall net income of Lender or of its applicable lending office by the jurisdiction in which Lender's principal office or such applicable lending office is located), (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Lender, or (iii) imposes on Lender or on the interbank Euro-Dollar market any other conditions affecting the Loan or this Note, or any of such extensions of credit or liabilities. Lender will notify Borrower of any event which would entitle Lender to compensation pursuant to this paragraph as promptly as practicable after Lender obtains knowledge thereof and determines to request such compensation.

        Without limiting the effect of the immediately preceding paragraph, in the event that, by reason of any Regulation, (i) Lender incurs Additional Costs based on or measured by the amount of (1) a category of deposits or other liabilities of Lender which include deposits by reference to which the Euro-Dollar Rate is determined as provided in this Note and/or (2) a category of extensions of credit or other assets of Lender which includes loans the interest on which is determined on the basis of rates referred to in the definition of "Euro-Dollar Rate" set forth above, (ii) Lender becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, or
(iii) it shall be unlawful or impractical for Lender to make or maintain the Loan (or any portion thereof) at the Euro-Dollar Base Rate, then Lender's obligation to make or maintain the Loan (or portions thereof) at the Euro-Dollar Base Rate (and Borrower's right to request the same) shall be suspended and Lender shall give notice thereof to Borrower and, upon the giving of such notice, interest payable hereunder at the Euro-Dollar Base Rate shall be converted to the Base Interest Rate, unless Lender may lawfully continue to maintain the Loan (or any portion thereof) then bearing interest at the Euro-Dollar Base Rate to the end of the current Interest Period(s), at which time the interest rate shall convert to the Base Interest Rate. If subsequently Lender determines that such Regulation has ceased to be in effect, Lender will so advise Borrower and Borrower may convert the rate of interest payable hereunder with respect to those portions of the Principal Amount bearing interest at the Base Interest Rate to the Euro-Dollar Base Rate by submitting a Euro-Dollar Rate Request in respect thereof and otherwise complying with the provisions of this Note with respect thereto.

        Determinations by Lender of the existence or effect of any Regulation on its costs of making or maintaining the Loan, or portions thereof, at the Euro-Dollar Base Rate, or on amounts receivable by it in respect thereof, and of the additional amounts required to compensate Lender with respect to Additional Costs and/or Assessments, shall be conclusive; provided, however, that such determinations are made without manifest error.

        Anything herein to the contrary notwithstanding, if, at the time of or prior to the determination of the Euro-Dollar Base Rate in respect of any Euro-Dollar Rate Request Amount as herein provided, Lender determines (which determination shall be conclusive, provided that such determination is made on a reasonable basis, absent manifest error) that (i) by reason of circumstances affecting the interbank Euro-Dollar market generally, adequate and fair means do not or will not exist for determining the Euro-Dollar Base Rate applicable to an Interest Period, or (ii) the Euro-Dollar Rate, as determined by Lender, will not accurately reflect the cost to Lender of making or maintaining the Loan (or any portion thereof) at the Euro-Dollar Base Rate, then Lender shall give Borrower prompt notice thereof, and the applicable Euro-Dollar Rate Request Amount shall bear interest, or continue to bear interest, as the case may be, at the Base Interest Rate. If at any time subsequent to the giving of such notice Lender determines that because of a change in circumstances the Euro-Dollar Base Rate is again available to Borrower hereunder, Lender shall so advise Borrower and Borrower may convert the rate of interest payable hereunder from the Base Interest Rate to the Euro-Dollar Base Rate by submitting a Euro-Dollar Rate Request to Lender and otherwise complying with the provisions of this Note with respect thereto.

        Borrower shall pay to Lender, immediately upon request and notwithstanding contrary provisions contained in the Mortgage (as hereafter defined) or other Loan Instruments, such amounts as shall, in the conclusive judgment of Lender reasonably exercised, compensate Lender for any loss, cost or expense incurred by it as a result of (i) any payment or prepayment, under any circumstances whatsoever, of any portion of the Principal Amount bearing interest at the Euro-Dollar Base Rate on a date other than the last day of an applicable Interest Period, (ii) the conversion, for any reason whatsoever, of the rate of interest payable hereunder from the Euro-Dollar Base Rate to the Base Interest Rate with respect to any portion of the Principal Amount then bearing interest at the Euro-Dollar Base Rate on a date other than the last day of an applicable Interest Period, (iii) the failure of all or a portion of an Disbursement, which was to have borne interest at the Euro-Dollar Base Rate pursuant to a Euro-Dollar Rate Request, to be made under the Loan Agreement, or
(iv) the failure of Borrower to borrow in accordance with a Euro-Dollar Rate Request submitted by it to Lender, which amounts shall include, without limitation, lost profits.

        Borrower shall have the right to prepay, in whole or in part, the Principal Amount of this Note accruing interest at the Base Interest Rate, without premium or penalty upon the payment of all accrued interest on the amount prepaid (and any interest which has accrued at the Default Rate and other sums that may be payable hereunder); provided, however, that any Euro-Dollar Amount may be prepaid only on the last day of the applicable Interest Period.

        All payments of principal shall be credited first against principal amounts bearing interest at the Base Interest Rate and then toward the payment of Euro-Dollar Amounts. Payments of Euro-Dollar Amounts shall be applied in such manner as Borrower shall select; provided, however, that Borrower shall select Euro-Dollar Amounts to be repaid in a manner designed to minimize any losses incurred by virtue of such payment. If Borrower shall fail to select the Euro-Dollar Amounts to which such payments are to be applied, or if an Event of Default has occurred and is continuing at the time of payment, then Lender shall be entitled to apply the payment to such Euro-Dollar Amounts in the manner it deems appropriate. Borrower shall compensate Lender for any loses incurred by virtue of any payment of those portions of the Loan accruing interest at the Euro-Dollar Base Rate prior to the last day of the relevant Interest Period, which compensation shall be determined in accordance with the provisions set forth in this Note, and any payment received pursuant to this paragraph shall be applied first to losses incurred by Lender by reason of such payment.

        If a default shall occur under the Mortgage, interest on the Principal Amount shall, at the option of Lender, immediately and without notice to Borrower, be converted to the Base Interest Rate. The foregoing provision shall not be construed as a waiver by Lender of its right to pursue any other remedies available to it under the Mortgage or any other instrument evidencing or securing the Loan, nor shall it be construed to limit in any way the application of the Default Rate.

        Borrower hereby agrees that it shall be bound by any agreement extending the time or modifying the above terms of payment, made by Lender and the owner of owners of the Property whether with or without notice to Borrower, and Borrower shall continue to be liable to pay the amount due hereunder, but with interest at a rate no greater than the Euro-Dollar Base Rate or the interest Base Rate, as the case may be, according to the terms of any such agreement of extension or modification.

        At the option of the holder hereof, the entire principal balance and accrued interest owing hereon shall, subject to applicable laws, at once become due and payable without notice or demand upon the occurrence at any time of any default under any of the Loan Instruments, including this Note (each, an "Event of Default").

        1. (a) Default in the payment of any installment of principal due hereunder; (b) default in the payment of any installment of interest within ten (10) days of the first day of the month in which such installment is due; (c) default in the payment of any other amount due (other than principal or interest) hereunder which is not cured within fifteen (15) days of written notice thereof; or (d) default in the performance of any of the covenants or provisions hereunder which is not cured within thirty (30) days of written notice thereof.

        2. Subject to applicable cure periods, if any, set forth in the Loan Agreement (as defined below), the liquidation, termination, dissolution or (if any of the undersigned is a natural person) the death of any of the undersigned or any guarantor hereof.

        3. Subject to applicable cure periods, if any, set forth in the Loan Agreement (as defined below), the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise.

        4. Default in the payment of any other indebtedness due the holder hereof, or default in the performance of any other obligation to the holder hereof by the undersigned or any other party liable for the payment hereof, whether as endorser, guarantor, surety or otherwise currently existing or incurred in the future, it being reasonably contemplated by the undersigned that it may incur additional indebtedness owing to the holder hereof, from time to time, subsequent to the date hereof.

        5. As Section 7.6 of the Mortgage (defined below) provides: "Title to all or any part of the Mortgaged Property (other than obsolete or worn Personal Property replaced by adequate substitutes of equal or greater value than the replaced items when new) shall become vested in any party other than Trustor, whether by operation of law or otherwise, except as permitted under the release provisions of this Deed of Trust".

        6. Under any of the Loan Instruments, an Event of Default or default (as defined in that document) occurs.

        7. Notwithstanding any other provision, if Lender determines in its reasonable judgment that the default complained of, other than a default for the payment of monies, cannot be cured within the period requiring curing as specified in Lender's written notice of default, then the default shall be deemed to be cured if Borrower within the notice period shall have commenced the curing of the default and shall thereafter diligently prosecute the same to completion. If in Lender's reasonable judgment Borrower fails to diligently prosecute the curing of the default or Lender determines that such default is incurable, then this default shall constitute an Event of Default.

        The failure to exercise the option to accelerate the maturity of this Note upon the happening of any one or more of the Events of Default hereunder shall not constitute a waiver of the right of the holder hereof to exercise the same or any other option at that time or at any subsequent time with respect to such uncured default or any other event of uncured default hereunder or under any other of the Loan Instruments. The remedies of the holder hereof, as provided in this Note and in any other of the Loan Instruments, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the rights of the holder to exercise the foregoing option or any other option granted to the holder hereof or in any other of the Loan Instruments, at that time or at any subsequent time, or nullify any prior exercise of any such option. The acceptance by holder of any payment under this Note after the date that such payment is due shall not constitute a waiver of the right to require prompt payment when due of future or succeeding payments or to declare a default as herein provided for any failure to so pay. The acceptance by holder of the payment of a portion of any installment at any time that such installment is due and payable in its entirety shall neither cure nor excuse the default caused by the failure to pay the whole of such installment and shall not constitute a waiver of holder's right to require full payment when due of all future or succeeding installments.

        After any Event of Default or upon maturity, if permitted by applicable law, principal and past-due interest shall bear interest at the lesser of the Applicable Rate plus five percent (5%) per annum or the maximum amount permitted by applicable law (the "Default Rate"). The undersigned acknowledges that late payment to holder of any sums due hereunder will cause holder to incur costs not contemplated hereunder, the exact amount of which will be impracticable or extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment, payment or any other sum due from the undersigned shall not be received by holder or holder's designee within ten (10) calendar days after it is due, the undersigned shall then pay to holder a late payment charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs holder will incur by reason of late payment. This provision shall not, however, be construed as extending the time for payment of any amount hereunder, and the acceptance of such late charge by holder shall in no event constitute a waiver of the undersigned's default with respect to such overdue amount nor prevent holder from exercising any of the other rights and remedies with respect to such default.

        The undersigned and all other parties now or hereafter liable for the payment hereof, whether as endorser, guarantor, surety or otherwise, severally waive demand, presentment, notice of dishonor, notice of intention to accelerate the indebtedness evidenced hereby, diligence in collecting, grace, notice and protest, and consent to all extensions which from time to time may be granted by the holder hereof and to all partial payments hereon, whether before or after maturity.

        If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, the undersigned agrees to pay all costs of collections, including but not limited to reasonable attorneys' fees, incurred by the holder hereof.

        This Note is executed pursuant to a Master Loan Agreement, dated as of August 31, 2000 between the undersigned and the payee named herein (the "Loan Agreement"), which Loan Agreement contains provisions for acceleration of the maturity hereof upon the happening of certain events, and all Disbursements made hereunder shall be made pursuant to the Loan Agreement. This Note is secured by one or more Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) (collectively, the "Mortgage" or "Deed of Trust") covering certain property more particularly described in such Mortgage. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes and no portion thereof will be used for personal, family or household use.

        All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned and the holder hereof.

        The undersigned acknowledges and agrees that the holder hereof may, from time to time, sell or offer to sell interests in the Loan evidenced by this Note as secured by the Mortgage to one or more participants. The undersigned authorizes the holder hereof to disseminate any information it has pertaining to the Loan, including, without limitation, complete and current credit information on the undersigned, any of its principals and any guarantor of this Note, to any such participant or prospective participant.

        This Note may be prepaid in whole or in part, at any time, without premium or penalty. All payments on the indebtedness evidenced hereby, other than regularly scheduled payments, shall be applied to such indebtedness in such order and manner as the holder hereof may elect in its sole discretion.

        This Note amends, restates, and supersedes in its entirety a certain Revolving Promissory Note dated August 31, 2000 executed by the undersigned in favor of the payee named herein in the principal amount of FIFTY-FIVE MILLION DOLLARS ($55,000,000.00), and shall constitute a renewal thereof for purposes of the Mortgage and otherwise, and all obligations of the undersigned under this Note shall continue to be secured in full under the Mortgage.

        EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW WHICH, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS EVIDENCED HEREIN AND PREEMPTS STATE USURY LAWS), THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


BORROWER:

WILLIAM LYON HOMES, INC.,
a California corporation


By:      _______________________________
Name:    Michael D. Grubbs
Title:   Senior Vice President and
         Chief Financial Officer


By:      _______________________________
Name:    Richard S. Robinson
Title:   Senior Vice President

William Lyon Homes, Inc.
Loan No. 906-0100



                                   EXHIBIT "B"
  AGREEMENT FOR FIRST MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS
                       (Other Conditions to Modifications)


1. Legal Fees. Borrower shall pay all legal fees and costs incurred by Lender in connection with the preparation and negotiation of this First Modification.

2. Title Endorsements/Recording Fees. Borrower shall pay all title charges and recording fees and costs incurred by Lender in connection with the requirements of Paragraphs 2(a) and 2(b) of this First Modification.

3. Consent of Guarantor(s). Guarantors of the Loan shall execute and deliver the attached Consent of Guarantor to Lender and the attached Consent to the First Memorandum hereof described in Paragraph 2(b) of this First Modification (suitable for recording).

4. Consent of Junior Lienholder(s). Junior Lienholders shall execute and deliver the attached Consent of Junior Lienholder and the attached Consent to the First Memorandum hereof described in Paragraph 2(b) of this First Modification (suitable for recording).

5. Commitment Fee. Borrower shall pay to Lender a non-refundable commitment fee equal to TWO HUNDRED FIFTY-SIX THOUSAND TWO HUNDRED FIFTY DOLLARS ($256,250.00) as a condition precedent to the effectiveness of this First Modification, which fee shall not be applicable to payment of principal or interest due under the Note, or otherwise, and shall be retained by Lender in all events.

6. Execution of Amended and Restated Note. Borrower shall execute and deliver to Lender an Amended and Restated Revolving Promissory Note in favor of Lender, in the form attached to this First Modification as Exhibit "A-1", providing for a maximum stated principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00)

William Lyon Homes, Inc.
Loan No. 906-0100



                                   EXHIBIT "C"
  AGREEMENT FOR FIRST MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS
                           (Consents to Modifications)


                              CONSENT OF GUARANTOR

        The undersigned Guarantor confirms its guaranties of Borrower's obligations to, and indemnities in favor of, Lender under the Loan Agreement and the other Loan Instruments referenced in, and as modified by the foregoing First Modification and First Memorandum described therein, and consents to and accepts the foregoing modifications.

GUARANTOR:                             WILLIAM LYON HOMES,
                                       a Delaware corporation


                                       By:      _______________________________
                                       Name:    Michael D. Grubbs
                                       Title:   Senior Vice President and
                                                Chief Financial Officer


                                       By:      _______________________________
                                       Name:    Richard S. Robinson
                                       Title:   Senior Vice President

William Lyon Homes, Inc.
Loan No. 906-0100


                          CONSENT OF JUNIOR LIENHOLDER

         The undersigned is the holder of an obligation secured by a lien (the "Junior Lien") against the same property which secures, in a senior priority position, Borrower's obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing First Modification, and agrees that, notwithstanding such modifications, the undersigned's lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower's obligations as modified herein. The undersigned agrees to execute a separate Subordination Agreement confirming the foregoing if requested by Lender. The undersigned confirms to Lender that Borrower is not in default of any obligation secured by the Junior Lien and that the Junior Lien and the obligations secured thereby have not been modified.


                                       IRVINE COMMUNITY DEVELOPMENT COMPANY,
                                       a Delaware corporation


                                       By:      _____________________________
                                       Name:    Chick C. Willette
                                       Title:   Executive Vice President,
                                                Land Sales and Management


                                       By:      _____________________________
                                       Name:    Mary K. Westbrook
                                       Title:   Vice President

William Lyon Homes, Inc.
Loan No. 906-0100


                          CONSENT OF JUNIOR LIENHOLDER

        The undersigned is the holder of an obligation secured by a lien (the "Junior Lien") against the same property which secures, in a senior priority position, Borrower's obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing First Modification, and agrees that, notwithstanding such modifications, the undersigned's lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower's obligations as modified herein. The undersigned agrees to execute a separate Subordination Agreement confirming the foregoing if requested by Lender. The undersigned confirms to Lender that Borrower is not in default of any obligation secured by the Junior Lien and that the Junior Lien and the obligations secured thereby have not been modified.


                              WRI OPPORTUNITY LOANS I, LLC,
                              a Washington limited liability company

                              By:      WEYERHAEUSER REALTY INVESTORS, INC.,
                                       a Washington corporation
                              Its:     Manager


                                       By:      ________________________________
                                       Name:    ________________________________
                                       Title:   ________________________________


                                       By:      ________________________________
                                       Name:    ________________________________
                                       Title:   ________________________________